EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report of Pacific Ventures Group, Inc. (the "Company") on Form 10-Q for the six months ended June 30 , 2017 , as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shannon Masjedi, President and Chief Executive Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

PACIFIC VENTURES GROUP, INC.

Date: August 21, 2017	By:	/S/ Shannon Masjedi
Shannon Masjedi President and Chief Executive Officer, Treasurer, Principal Accounting Officer

Date: August 21, 2017	By:	/S/ Shannon Masjedi
Shannon Masjedi
Principal Financial Officer